UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2021

Monterey Bio Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40861 (Commission File Number)	85-2204842 (I.R.S. Employer Identification No.)

17 State Street 21st Floor New York, NY	10004
(Address of principal executive offices)	(Zip Code)

(917) 267-0216
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	MTRYU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	MTRY	The Nasdaq Stock Market LLC

Redeemable Warrants, each Warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	MTYRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of the Company, on October 5, 2021, Monterey Bio Acquisition Corporation (the “Company”) completed its initial public offering (“IPO”) of 10,000,000 units (“Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”) and one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-259378). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. On October 6, 2021, the Company completed the sale of 1,500,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit, pursuant to the underwriter’s exercise in full of its over-allotment option, generating additional gross proceeds of $15,000,000.

As also previously reported, on October 5, 2021, simultaneously with the completion of the IPO, the Company completed private placements of an aggregate of 5,000,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant generating gross proceeds of $5,000,000. On October 6, 2021, simultaneously with the sale of the Additional Units, the Company completed private placements of an aggregate of 450,000 additional Private Warrants, at a price of $1.00 per Private Warrant, generating additional gross proceeds of $450,000.

A total of $116,150,000 of the net proceeds from the IPO and the private placements was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of October 5, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the private placements has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monterey Bio Acquisition CorpORaTION

By:	/s/ Sanjeev Satyal
	Name:	Sanjeev Satyal
	Title:	Chief Executive Officer

Date: October 12, 2021